UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Atlanta Capital SMID-Cap Fund

Annual Report

September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2021

Eaton Vance

Atlanta Capital SMID-Cap Fund

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. In September 2021, the broad-market S&P 500® Index endured its worst month since March 2020, and many other U.S. indexes declined as well.

Nonetheless, for the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The virus, however, continued to have a firm grip on the U.S. and global economies. Disease rates advanced and declined with third and fourth waves of COVID infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.

While the last month of the period began auspiciously — with both the S&P 500® Index and Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The U.S. Labor Department’s release of August job numbers showed that only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose again across the U.S. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year sooner than it had previously projected. This combination of factors led investors to abandon — at least temporarily — the optimistic attitude that had driven stock prices upward during most of the period.

Despite a rough September, major U.S. indexes delivered double-digit returns for the one-year period as a whole. The S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; the blue-chip Dow Jones Industrial Average® was up 24.15%; and the technology-laden Nasdaq Composite Index rose 30.26%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index, and value stocks outperformed growth stocks across the market-cap spectrum during the period.

Fund Performance

For the 12-month period ended September 30, 2021, Atlanta Capital SMID-Cap Fund (the Fund) returned 34.78% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the Russell 2500TM Index (the Index), which returned 45.03%.

Generally, the Fund seeks to invest in high-quality companies. High-quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. During the period, stocks of lower quality companies — both aggressive growth and deep cyclical value — outperformed those of high-quality companies.

On an individual stock basis, the largest detractors from Fund performance versus the Index were overweight positions relative to the Index in RPM International, Inc. (RPM), AptarGroup, Inc. (AptarGroup), and W.R. Berkley Corp. (W.R. Berkley).

RPM manufactures coatings, sealants, and building materials for the commercial and do-it-yourself markets under numerous brand names, including DAP and Rust-Oleum. RPM’s stock price declined during the period due to increased raw material and transportation costs that put pressure on near-term profits. Like RPM, AptarGroup — a manufacturer of consumer dispensing packaging and drug delivery devices for the pharmaceutical, food and beverage, and home and beauty products industries — experienced higher production costs that hurt profits. AptarGroup’s stock price rose during the period, but underperformed the Index.

Property and casualty insurer W.R. Berkley benefited from favorable insurance pricing and loss rates during the period, and its stock price rose accordingly. But its stock nonetheless underperformed the Index as investors appeared to favor more cyclical, lower quality companies during the period.

On a sector basis, key detractors from performance versus the Index included stock selections in the financials, industrials, materials, and consumer discretionary sectors.

In contrast, the largest contributors to Fund performance versus the Index on an individual stock basis were an out-of-Index position in Gartner, Inc. (Gartner), and an overweight position in Jones Lang LaSalle, Inc. (Jones Lang LaSalle).

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Management’s Discussion of Fund Performance1 — continued

Gartner provides technology research and business consulting services. Early in the pandemic, investors were concerned that Gartner’s core advisory business and its conference business would slow significantly. However, Gartner’s revenues declined less than investors expected, while the company also did a better-than-expected job of controlling expenses. When business increased again with the economic recovery, Gartner continued to control costs and delivered better earnings than analysts projected. Its stock price appreciated during the period and the Fund’s position helped relative returns.

Jones Lang LaSalle’s stock price more than doubled during the period as the global provider of commercial real estate services saw broad-based strength across its business lines, which led to earnings growth that exceeded analysts’ expectations.

On a sector basis, key contributors to performance versus the Index included stock selections and underweight positions in the health care and real estate sectors; and avoiding the utilities sector, which underperformed the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Performance2,3

Portfolio Managers Charles B. Reed, CFA, William O. Bell IV, CFA and W. Matthew Hereford, CFA, each of Atlanta Capital Management Company,

LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/28/2003	04/30/2002	34.78%	14.76%	16.19%
Class A with 5.75% Maximum Sales Charge	—	—	27.04	13.41	15.50
Class C at NAV	10/01/2009	04/30/2002	33.76	13.91	15.32
Class C with 1% Maximum Sales Charge	—	—	32.76	13.91	15.32
Class I at NAV	04/30/2002	04/30/2002	35.08	15.05	16.47
Class R at NAV	08/03/2009	04/30/2002	34.41	14.47	15.90
Class R6 at NAV	07/01/2014	04/30/2002	35.19	15.15	16.55

Russell 2500TM Index	—	—	45.03%	14.25%	15.26%
Russell 2000® Index	—	—	47.68	13.44	14.62

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6

	1.17%	1.92%	0.92%	1.42%	0.82%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	09/30/2011	$41,645	N.A.
Class I	$250,000	09/30/2011	$1,150,265	N.A.

Class R	$10,000	09/30/2011	$43,776	N.A.
Class R6	$1,000,000	09/30/2011	$4,632,545	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

W.R. Berkley Corp.	4.6%

Carlisle Cos., Inc.	4.2

Aramark	3.2

Envista Holdings Corp.	3.2

J.B. Hunt Transport Services, Inc.	3.1

WEX, Inc.	3.0

AptarGroup, Inc.	2.7

Brown & Brown, Inc.	2.6

SEI Investments Co.	2.5

Choice Hotels International, Inc.	2.4

Total	31.5%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 2500TM Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

6

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 – September 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.30	$5.69	1.12%
Class C	$1,000.00	$1,022.20	$9.48	1.87%
Class I	$1,000.00	$1,027.20	$4.42	0.87%
Class R	$1,000.00	$1,024.80	$6.95	1.37%
Class R6	$1,000.00	$1,027.80	$4.12	0.81%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.67	1.12%
Class C	$1,000.00	$1,015.70	$9.45	1.87%
Class I	$1,000.00	$1,020.70	$4.41	0.87%
Class R	$1,000.00	$1,018.20	$6.93	1.37%
Class R6	$1,000.00	$1,021.00	$4.10	0.81%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.

7

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Portfolio of Investments

Common Stocks — 99.2%
Security	Shares	Value

Aerospace & Defense — 1.9%

Hexcel Corp.(1)	3,857,162	$229,076,851

		$229,076,851

Banks — 2.4%

Prosperity Bancshares, Inc.	2,163,160	$153,865,571

Umpqua Holdings Corp.	6,782,371	137,343,013

		$291,208,584

Building Products — 6.8%

Advanced Drainage Systems, Inc.	602,795	$65,204,335

Carlisle Cos., Inc.	2,527,686	502,478,700

Lennox International, Inc.(2)	879,050	258,590,139

		$826,273,174

Capital Markets — 7.8%

Affiliated Managers Group, Inc.	1,898,924	$286,908,427

FactSet Research Systems, Inc.	326,293	128,813,951

Morningstar, Inc.	872,445	225,989,428

SEI Investments Co.	5,109,505	302,993,647

		$944,705,453

Chemicals — 2.3%

RPM International, Inc.	3,543,753	$275,172,420

		$275,172,420

Commercial Services & Supplies — 2.1%

IAA, Inc.(1)	4,549,232	$248,251,590

		$248,251,590

Containers & Packaging — 2.7%

AptarGroup, Inc.	2,700,310	$322,281,999

		$322,281,999

Distributors — 2.7%

LKQ Corp.(1)	3,947,747	$198,650,629

Pool Corp.	291,208	126,503,667

		$325,154,296

Diversified Consumer Services — 4.5%

frontdoor, inc.(1)	2,712,006	$113,633,051

Service Corp. International	2,128,575	128,267,930

Security	Shares	Value

Diversified Consumer Services (continued)

Terminix Global Holdings, Inc.(1)(3)	7,100,922	$295,895,420

		$537,796,401

Electrical Equipment — 1.2%

Acuity Brands, Inc.	842,429	$146,051,916

		$146,051,916

Electronic Equipment, Instruments & Components — 1.1%

Trimble, Inc.(1)	1,669,043	$137,278,787

		$137,278,787

Food & Staples Retailing — 1.0%

Casey’s General Stores, Inc.	645,879	$121,715,898

		$121,715,898

Health Care Equipment & Supplies — 6.1%

DENTSPLY SIRONA, Inc.	5,066,982	$294,138,305

Envista Holdings Corp.(1)(3)	9,146,139	382,400,072

Teleflex, Inc.	162,748	61,282,759

		$737,821,136

Health Care Providers & Services — 0.8%

Henry Schein, Inc.(1)	1,336,213	$101,765,982

		$101,765,982

Hotels, Restaurants & Leisure — 5.6%

Aramark	11,639,049	$382,459,150

Choice Hotels International, Inc.	2,358,483	298,041,497

		$680,500,647

Insurance — 9.7%

Brown & Brown, Inc.	5,667,318	$314,252,783

Markel Corp.(1)	247,113	295,332,160

W.R. Berkley Corp.	7,597,491	555,984,391

		$1,165,569,334

IT Services — 8.0%

Broadridge Financial Solutions, Inc.	1,019,485	$169,886,980

Gartner, Inc.(1)	855,031	259,826,820

GoDaddy, Inc., Class A(1)	866,176	60,372,467

Jack Henry & Associates, Inc.	729,574	119,693,911

WEX, Inc.(1)	2,026,444	356,937,846

		$966,718,024

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 1.6%

Bio-Techne Corp.	390,492	$189,220,708

		$189,220,708

Machinery — 6.5%

Donaldson Co., Inc.	1,861,636	$106,876,523

Graco, Inc.	1,796,482	125,699,845

IDEX Corp.	896,894	185,612,213

Nordson Corp.	963,817	229,533,019

Woodward, Inc.	1,179,208	133,486,346

		$781,207,946

Marine — 1.2%

Kirby Corp.(1)(3)	3,155,908	$151,357,348

		$151,357,348

Professional Services — 3.8%

Booz Allen Hamilton Holding Corp., Class A	2,430,572	$192,865,888

CACI International, Inc., Class A(1)	1,010,743	264,915,740

		$457,781,628

Real Estate Management & Development — 2.3%

Jones Lang LaSalle, Inc.(1)	1,106,672	$274,554,256

		$274,554,256

Road & Rail — 5.0%

J.B. Hunt Transport Services, Inc.	2,221,813	$371,531,570

Landstar System, Inc.(2)	1,489,053	235,002,344

		$606,533,914

Software — 6.4%

Black Knight, Inc.(1)	2,245,093	$161,646,696

Blackbaud, Inc.(1)(2)	2,434,586	171,273,125

Dolby Laboratories, Inc., Class A	2,648,027	233,026,376

Manhattan Associates, Inc.(1)	1,346,471	206,050,457

		$771,996,654

Specialty Retail — 3.0%

Burlington Stores, Inc.(1)	400,187	$113,481,028

Ulta Beauty, Inc.(1)	682,636	246,376,985

		$359,858,013

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 2.6%

Columbia Sportswear Co.	2,041,690	$195,675,570

Deckers Outdoor Corp.(1)	334,442	120,466,008

		$316,141,578

Total Common Stocks (identified cost $6,689,175,034)		$11,965,994,537

Short-Term Investments — 0.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.05%(4)	113,307,547	$113,307,547

Total Short-Term Investments (identified cost $113,307,547)		$113,307,547

Total Investments — 100.1% (identified cost $6,802,482,581)		$12,079,302,084

Other Assets, Less Liabilities — (0.1)%		$(16,165,517)

Net Assets — 100.0%		$12,063,136,567

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $53,780,667.

(3)	Affiliated company (see Note 10).

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Statement of Assets and Liabilities

Assets	September 30, 2021

Unaffiliated investments, at value (identified cost, $6,102,000,132) — including $53,780,667 of securities on loan	$11,136,341,697

Affiliated investments, at value (identified cost, $700,482,449)	942,960,387

Dividends receivable	3,609,172

Dividends receivable from affiliated investments	8,522

Receivable for Fund shares sold	6,868,228

Securities lending income receivable	486

Total assets	$12,089,788,492

Liabilities

Payable for Fund shares redeemed	$15,575,805

Payable to affiliates:

Investment adviser fee	8,003,681

Distribution and service fees	540,974

Accrued expenses	2,531,465

Total liabilities	$26,651,925

Net Assets	$12,063,136,567

Sources of Net Assets

Paid-in capital	$5,602,388,682

Distributable earnings	6,460,747,885

Total	$12,063,136,567

Class A Shares

Net Assets	$1,347,594,268

Shares Outstanding	36,741,444

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$36.68

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$38.92

Class C Shares

Net Assets	$45,010,288

Shares Outstanding	1,393,987

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$32.29

Class I Shares

Net Assets	$5,667,585,668

Shares Outstanding	135,314,588

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$41.88

Class R Shares

Net Assets	$504,892,391

Shares Outstanding	14,347,196

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$35.19

Class R6 Shares

Net Assets	$4,498,053,952

Shares Outstanding	106,582,932

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$42.20

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Statement of Operations

Investment Income	Year Ended September 30, 2021

Dividends	$79,356,237

Dividends from affiliated investments	6,083,356

Securities lending income, net	28,611

Total investment income	$85,468,204

Expenses

Investment adviser fee	$97,749,699

Distribution and service fees

Class A	3,665,962

Class C	594,220

Class R	2,638,534

Trustees’ fees and expenses	108,500

Custodian fee	1,679,536

Transfer and dividend disbursing agent fees	6,441,395

Legal and accounting services	233,254

Printing and postage	369,601

Registration fees	189,615

Miscellaneous	274,222

Total expenses	$113,944,538

Net investment loss	$(28,476,334)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$1,516,190,217

Investment transactions — affiliated investments	(77,533,130)

Net realized gain	$1,438,657,087

Change in unrealized appreciation (depreciation) —

Investments	$1,388,735,310

Investments — affiliated investments	831,262,577

Net change in unrealized appreciation (depreciation)	$2,219,997,887

Net realized and unrealized gain	$3,658,654,974

Net increase in net assets from operations	$3,630,178,640

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment loss	$(28,476,334)	$(8,929,012)

Net realized gain	1,438,657,087	1,413,253,804

Net change in unrealized appreciation (depreciation)	2,219,997,887	(2,104,878,343)

Net increase (decrease) in net assets from operations	$3,630,178,640	$(700,553,551)

Distributions to shareholders —

Class A	$(154,422,465)	$(118,485,141)

Class C	(12,753,521)	(13,171,852)

Class I	(540,064,143)	(434,441,377)

Class R	(57,217,960)	(40,829,936)

Class R6	(399,558,828)	(239,893,424)

Total distributions to shareholders	$(1,164,016,917)	$(846,821,730)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$197,564,086	$271,681,617

Class C	5,446,901	3,623,558

Class I	1,038,123,207	1,234,996,774

Class R	28,174,572	55,368,341

Class R6	898,108,262	1,352,459,833

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	134,278,929	105,132,614

Class C	12,582,280	11,594,986

Class I	434,914,351	361,434,165

Class R	56,975,127	40,110,464

Class R6	343,313,653	202,187,227

Cost of shares redeemed

Class A	(695,031,674)	(580,456,181)

Class C	(18,907,614)	(53,727,685)

Class I	(2,140,379,441)	(2,533,279,161)

Class R	(156,547,320)	(127,499,186)

Class R6	(1,504,593,600)	(911,921,901)

Net asset value of shares converted

Class A	65,748,482	15,520,040

Class C	(65,748,482)	(15,520,040)

Net decrease in net assets from Fund share transactions	$(1,365,978,281)	$(568,294,535)

Net increase (decrease) in net assets	$1,100,183,442	$(2,115,669,816)

Net Assets

At beginning of year	$10,962,953,125	$13,078,622,941

At end of year	$12,063,136,567	$10,962,953,125

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Financial Highlights

	Class A

	Year Ended September 30,
	2021	2020	2019	2018		2017

Net asset value — Beginning of year	$30.690	$34.740	$34.450	$29.050		$25.770

Income (Loss) From Operations

Net investment loss(1)	$(0.160)	$(0.088)	$(0.088)	$(0.096)		$(0.101)

Net realized and unrealized gain (loss)	9.835	(1.586)	2.526	6.606		4.379

Total income (loss) from operations	$9.675	$(1.674)	$2.438	$6.510		$4.278

Less Distributions

From net realized gain	$(3.685)	$(2.376)	$(2.148)	$(1.110)		$(0.998)

Total distributions	$(3.685)	$(2.376)	$(2.148)	$(1.110)		$(0.998)

Net asset value — End of year	$36.680	$30.690	$34.740	$34.450		$29.050

Total Return(2)	34.78%	(5.21)%	8.29%	22.97%		17.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,347,594	$1,360,610	$1,764,848	$1,935,900		$1,711,298

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.14%	1.17%	1.17%	1.16%		1.19%

Net investment loss	(0.46)%	(0.29)%	(0.28)%	(0.30)%		(0.38)%

Portfolio Turnover of the Portfolio(4)	—	—	—	3%		11%

Portfolio Turnover of the Fund	9%	21%	16%	5	%(5)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2021	2020	2019	2018		2017

Net asset value — Beginning of year	$27.620	$31.700	$31.870	$27.140		$24.320

Income (Loss) From Operations

Net investment loss(1)	$(0.371)	$(0.290)	$(0.298)	$(0.310)		$(0.284)

Net realized and unrealized gain (loss)	8.726	(1.429)	2.276	6.150		4.102

Total income (loss) from operations	$8.355	$(1.719)	$1.978	$5.840		$3.818

Less Distributions

From net realized gain	$(3.685)	$(2.361)	$(2.148)	$(1.110)		$(0.998)

Total distributions	$(3.685)	$(2.361)	$(2.148)	$(1.110)		$(0.998)

Net asset value — End of year	$32.290	$27.620	$31.700	$31.870		$27.140

Total Return(2)	33.76%	(5.89)%	7.46%	22.09%		16.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$45,010	$101,804	$181,257	$239,937		$226,669

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.89%	1.92%	1.92%	1.91%		1.94%

Net investment loss	(1.21)%	(1.03)%	(1.03)%	(1.06)%		(1.13)%

Portfolio Turnover of the Portfolio(4)	—	—	—	3%		11%

Portfolio Turnover of the Fund	9%	21%	16%	5	%(5)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2021	2020	2019	2018		2017

Net asset value — Beginning of year	$34.480	$38.710	$38.030	$31.880		$28.120

Income (Loss) From Operations

Net investment loss(1)	$(0.080)	$(0.012)	$(0.009)	$(0.020)		$(0.039)

Net realized and unrealized gain (loss)	11.165	(1.767)	2.837	7.280		4.797

Total income (loss) from operations	$11.085	$(1.779)	$2.828	$7.260		$4.758

Less Distributions

From net investment income	$—	$(0.015)	$—	$—		$—

From net realized gain	(3.685)	(2.436)	(2.148)	(1.110)		(0.998)

Total distributions	$(3.685)	$(2.451)	$(2.148)	$(1.110)		$(0.998)

Net asset value — End of year	$41.880	$34.480	$38.710	$38.030		$31.880

Total Return(2)	35.08%	(4.95)%	8.55%	23.30%		17.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,667,586	$5,185,675	$6,906,251	$7,422,332		$6,245,313

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.88%	0.92%	0.92%	0.91%		0.94%

Net investment loss	(0.20)%	(0.04)%	(0.03)%	(0.06)%		(0.13)%

Portfolio Turnover of the Portfolio(4)	—	—	—	3%		11%

Portfolio Turnover of the Fund	9%	21%	16%	5	%(5)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Financial Highlights — continued

	Class R

	Year Ended September 30,
	2021	2020	2019	2018		2017

Net asset value — Beginning of year	$29.660	$33.710	$33.580	$28.410		$25.290

Income (Loss) From Operations

Net investment loss(1)	$(0.238)	$(0.161)	$(0.162)	$(0.171)		$(0.166)

Net realized and unrealized gain (loss)	9.453	(1.528)	2.440	6.451		4.284

Total income (loss) from operations	$9.215	$(1.689)	$2.278	$6.280		$4.118

Less Distributions

From net realized gain	$(3.685)	$(2.361)	$(2.148)	$(1.110)		$(0.998)

Total distributions	$(3.685)	$(2.361)	$(2.148)	$(1.110)		$(0.998)

Net asset value — End of year	$35.190	$29.660	$33.710	$33.580		$28.410

Total Return(2)	34.41%	(5.43)%	8.01%	22.67%		16.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$504,892	$480,822	$588,076	$583,049		$458,145

Ratios (as a percentage of average daily net assets):(3)

Expenses	1.39%	1.42%	1.42%	1.41%		1.44%

Net investment loss	(0.70)%	(0.54)%	(0.53)%	(0.55)%		(0.63)%

Portfolio Turnover of the Portfolio(4)	—	—	—	3%		11%

Portfolio Turnover of the Fund	9%	21%	16%	5	%(5)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Financial Highlights — continued

	Class R6

	Year Ended September 30,
	2021	2020	2019	2018		2017

Net asset value — Beginning of year	$34.690	$38.930	$38.200	$31.990		$28.190

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.051)	$0.019	$0.023	$0.016		$(0.010)

Net realized and unrealized gain (loss)	11.246	(1.774)	2.855	7.304		4.808

Total income (loss) from operations	$11.195	$(1.755)	$2.878	$7.320		$4.798

Less Distributions

From net investment income	$—	$(0.049)	$—	$—		$—

From net realized gain	(3.685)	(2.436)	(2.148)	(1.110)		(0.998)

Total distributions	$(3.685)	$(2.485)	$(2.148)	$(1.110)		$(0.998)

Net asset value — End of year	$42.200	$34.690	$38.930	$38.200		$31.990

Total Return(2)	35.19%	(4.85)%	8.64%	23.41%		17.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,498,054	$3,834,042	$3,638,192	$2,828,862		$1,642,985

Ratios (as a percentage of average daily net assets):(3)

Expenses	0.81%	0.82%	0.82%	0.82%		0.84%

Net investment income (loss)	(0.13)%	0.06%	0.07%	0.05%		(0.03)%

Portfolio Turnover of the Portfolio(4)	—	—	—	3%		11%

Portfolio Turnover of the Fund	9%	21%	16%	5	%(5)	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(5)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to SMID-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 18, 2018 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital SMID-Cap Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business

18

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Notes to Financial Statements — continued

trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:

	Year Ended September 30,
	2021	2020

Ordinary income	$—	$27,972,961

Long-term capital gains	$1,164,016,917	$818,848,769

During the year ended September 30, 2021, distributable earnings was decreased by $194,955,096 and paid-in capital was increased by $194,955,096 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$86,214,622

Undistributed long-term capital gains	1,108,058,843

Net unrealized appreciation	5,266,474,420

Distributable earnings	$6,460,747,885

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,812,827,664

Gross unrealized appreciation	$5,329,175,144

Gross unrealized depreciation	(62,700,724)

Net unrealized appreciation	$5,266,474,420

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. The fee is computed as a percentage of the Fund’s average daily net assets and is payable monthly. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund

19

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Notes to Financial Statements — continued

entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement, the fee was computed at the same annual rates as the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021. Pursuant to an amendment to the New Agreement, which took effect on May 1, 2021, BMR contractually agreed to reduce its investment advisory fee. The annual fee rates pursuant to the New Agreement and amendment to the New Agreement are as follows:

Average Daily Net Assets	Annual Fee Rate (Prior to May 1, 2021)	Annual Fee Rate (Effective May 1, 2021)

Up to $500 million	1.0000%	1.0000%

$500 million but less than $1 billion	0.9375%	0.9375%

$1 billion but less than $2.5 billion	0.8750%	0.8750%

$2.5 billion but less than $5 billion	0.8125%	0.8125%

$5 billion but less than $7.5 billion	0.7500%	0.7500%

$7.5 billion but less than $10 billion	0.7300%	0.7200%

$10 billion but less than $15 billion	0.7200%	0.7100%

$15 billion over	0.7000%	0.6900%

For the year ended September 30, 2021, the investment adviser fee amounted to $97,749,699 or 0.78% of the Fund’s average daily net assets. EVM, an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, serves as administrator of the Fund, but receives no compensation.

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new investment sub-advisory agreement with Atlanta Capital, which took effect on March 1, 2021. Subsequently, BMR entered into an amended investment sub-advisory agreement, which took effect on May 1, 2021. BMR pays Atlanta Capital a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, EVM earned $87,283 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $32,199 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of BMR, EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through September 30, 2021 in the amount of $2,773. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2021 amounted to $3,665,962 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2021, the Fund paid or accrued to EVD $445,665 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended September 30, 2021, the Fund paid or accrued to EVD $1,319,267 for Class R shares.

20

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Notes to Financial Statements — continued

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2021 amounted to $148,555 and $1,319,267 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2021, the Fund was informed that EVD received less than $100 and approximately $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,075,031,481 and $3,543,090,729, respectively, for the year ended September 30, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2021	2020

Sales	5,780,944	8,902,972

Issued to shareholders electing to receive payments of distributions in Fund shares	4,654,382	3,228,889

Redemptions	(20,079,781)	(19,126,574)

Converted from Class C shares	2,054,653	520,676

Net decrease	(7,589,802)	(6,474,037)

	Year Ended September 30,
Class C	2021	2020

Sales	178,064	127,999

Issued to shareholders electing to receive payments of distributions in Fund shares	492,072	393,317

Redemptions	(642,637)	(1,976,043)

Converted to Class A shares	(2,319,947)	(576,624)

Net decrease	(2,292,448)	(2,031,351)

	Year Ended September 30,
Class I	2021	2020

Sales	26,600,253	37,203,522

Issued to shareholders electing to receive payments of distributions in Fund shares	13,231,346	9,902,306

Redemptions	(54,927,039)	(75,102,431)

Net decrease	(15,095,440)	(27,996,603)

21

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Notes to Financial Statements — continued

	Year Ended September 30,
Class R	2021	2020

Sales	835,630	1,865,358

Issued to shareholders electing to receive payments of distributions in Fund shares	2,053,898	1,272,137

Redemptions	(4,755,413)	(4,369,936)

Net decrease	(1,865,885)	(1,232,441)

	Year Ended September 30,
Class R6	2021	2020

Sales	23,294,030	38,372,196

Issued to shareholders electing to receive payments of distributions in Fund shares	10,372,014	5,509,189

Redemptions	(37,611,131)	(26,798,959)

Net increase (decrease)	(3,945,087)	17,082,426

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At September 30, 2021, the value of the securities loaned (all common stock) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $53,780,667 and $56,051,465, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

22

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Notes to Financial Statements — continued

10  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2021, the value of the Fund’s investments in affiliated companies and funds was $942,960,387, which represents 7.8% of the Fund’s net assets. Transactions in affiliated companies and funds by the Fund for the year ended September 30, 2021 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period		Dividend income	Shares/Units, end of period

Common Stocks*

Blackbaud, Inc.(1)(2)	$182,967,527	$—	$(60,208,978)	$6,469,987	$42,044,589	$—	(3)	$—	—	(3)

Carlisle Cos., Inc.	352,737,154	43,300,843	(111,533,555)	29,512,840	188,461,418	—	(3)	5,938,541	—	(3)

Envista Holdings Corp.(2)	292,019,264	—	(106,826,333)	22,284,961	174,922,180	382,400,072		—	9,146,139

Hexcel Corp.(2)	180,913,846	—	(76,843,182)	(46,449,806)	171,455,993	—	(3)	—	—	(3)

Kirby Corp.(2)	114,149,192	—	—	—	37,208,156	151,357,348		—	3,155,908

Sally Beauty Holdings, Inc.(2)	70,635,813	—	(73,736,721)	(117,562,850)	120,663,758	—		—	—

Terminix Global Holdings, Inc.(2)	301,927,931	—	(22,319,443)	2,676,594	13,610,338	295,895,420		—	7,100,922

WEX, Inc.(2)	351,240,560	—	(102,735,012)	25,536,153	82,896,145	—	(3)	—	—	(3)

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	203,022,465	1,940,757,096	(2,030,471,005)	(1,009)	—	113,307,547		144,815	113,307,547

Totals				$(77,533,130)	$831,262,577	$942,960,387		$6,083,356

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	All or portion of this security was on loan at September 30, 2021.

(2)	Non-income producing security.

(3)	Company is no longer an affiliate as of September 30, 2021.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$11,965,994,537	*	$—	$—	$11,965,994,537

Short-Term Investments	—		113,307,547	—	113,307,547

Total Investments	$11,965,994,537		$113,307,547	$—	$12,079,302,084

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

23

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Notes to Financial Statements — continued

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

24

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital SMID-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2021, the Fund designates approximately $84,739,099, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 84.09% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $1,315,621,558 or, if subsequently determined to be different, the net capital gain of such year.

26

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

27

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

28

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

29

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

31

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

This Page Intentionally Left Blank

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1452    9.30.21

Eaton Vance

Atlanta Capital Focused Growth Fund

Annual Report

September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2021

Eaton Vance

Atlanta Capital Focused Growth Fund

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. In September 2021, the broad-market S&P 500® Index endured its worst month since March 2020, and many other U.S. indexes declined as well.

Nonetheless, for the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The virus, however, continued to have a firm grip on the U.S. and global economies. Disease rates advanced and declined with third and fourth waves of COVID infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.

While the last month of the period began auspiciously — with both the S&P 500® Index and Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The U.S. Labor Department’s release of August job numbers showed that only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose again across the U.S. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year sooner than it had previously projected. This combination of factors led investors to abandon — at least temporarily — the optimistic attitude that had driven stock prices upward during most of the period.

Despite a rough September, major U.S. indexes delivered double-digit returns for the one-year period as a whole. The S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; the blue-chip Dow Jones Industrial Average® was up 24.15%; and the technology-laden Nasdaq Composite Index rose 30.26%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index, and value stocks outperformed growth stocks across the market-cap spectrum during the period.

Fund Performance

For the 12-month period ended September 30, 2021, Atlanta Capital Focused Growth Fund (the Fund) returned 28.75% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 27.32%.

On an individual stock basis, the largest contributors to the Fund’s outperformance versus the Index during the period were not owning Index component Amazon.com, Inc. (Amazon), and owning overweight positions relative to the Index in Alphabet, Inc. (Alphabet) and Gartner, Inc. (Gartner).

Amazon, the leading internet retailer, was a big beneficiary of the shift toward online shopping when consumers were confined to their homes early in the COVID-19 pandemic. As the global economy continued to reopen during the period, however, growth in online shopping began to slow as consumers returned to brick-and-mortar retailers. As a result, Amazon’s stock underperformed the Index, and not owning it benefited Fund performance versus the Index.

However, the Fund’s overweight position in Class C (non-voting) shares of Alphabet, parent company of search engine Google, continued to benefit from online shopping during the period. Alphabet’s stock performed strongly as companies increased spending on search engine advertising.

Gartner is one of the world’s leading research and advisory firms. Early in the pandemic, investors were concerned Gartner’s core advisory business and its conference business would slow significantly. In fact, Gartner’s revenues declined less than investors had expected. The company also did a better-than-expected job of controlling expenses. When business increased again along with the economic recovery, Gartner continued to control expenses and delivered better earnings than analysts had projected. The result was that Gartner’s stock price more than doubled during the period and the Fund’s overweight position helped returns relative to the Index.

On a sector basis, stock selections and overweight positions in communication services and health care, as well as stock selections in industrials, benefited Fund performance relative to the Index during the period.

In contrast, the largest detractors from Fund performance versus the Index on an individual stock basis were not owning Index component Tesla, Inc. (Tesla) and the Fund’s overweight position in Dollar General Corp. (Dollar General). While the Fund did not own electric car maker Tesla — due to concerns about inconsistency of earnings and the company’s high valuation — its stock outperformed the Index during the period as vehicle deliveries and profits rose.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Management’s Discussion of Fund Performance1 — continued

Dollar General, a leading U.S. discount retailer, saw its business increase significantly early in the pandemic as consumers worried about job security searched for bargains. As the economy recovered, however, investors were concerned that Dollar General’s surge in business might be fleeting, and its stock underperformed the Index during the period.

On a sector basis, an overweight position in materials, stock selections and an overweight position in real estate, and stock selections in consumer discretionary detracted from Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Performance2,3

Portfolio Managers Joseph B. Hudepohl, CFA, Robert R. Walton, Jr., CFA, Jeffrey A. Miller, CFA and Lance V. Garrison, CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A at NAV	11/28/2003	04/30/2002	28.75%	23.38%	17.54%
Class A with 5.75% Maximum Sales Charge	—	—	21.35	21.92	16.85
Class C at NAV	05/02/2011	04/30/2002	27.78	22.44	16.66
Class C with 1% Maximum Sales Charge	—	—	26.78	22.44	16.66
Class I at NAV	04/30/2002	04/30/2002	29.11	23.67	17.84

Russell 1000® Growth Index	—	—	27.32%	22.82%	19.66%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I

Gross			1.10%	1.85%	0.85%
Net			1.05	1.80	0.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	09/30/2011	$46,740	N.A.
Class I	$250,000	09/30/2011	$1,292,496	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Alphabet, Inc., Class C	7.2%

Danaher Corp.	6.9

Thermo Fisher Scientific, Inc.	6.7

Microsoft Corp.	6.4

Visa, Inc., Class A	6.3

Facebook, Inc., Class A	4.7

Zoetis, Inc.	4.2

American Tower Corp.	4.1

Verisk Analytics, Inc.	4.0

Mastercard, Inc., Class A	4.0

Total	54.5%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Growth Index is an unmanaged index of U.S. large- cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

6

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 – September 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,154.20	$5.51	1.02%
Class C	$1,000.00	$1,149.00	$9.54	1.77%
Class I	$1,000.00	$1,155.40	$4.16	0.77%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.17	1.02%
Class C	$1,000.00	$1,016.20	$8.95	1.77%
Class I	$1,000.00	$1,021.20	$3.90	0.77%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.

7

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Portfolio of Investments

Common Stocks — 96.4%
Security	Shares	Value

Capital Markets — 2.8%

Intercontinental Exchange, Inc.	129,176	$14,831,988

		$14,831,988

Chemicals — 6.7%

Ecolab, Inc.	79,227	$16,528,337

Linde PLC	64,200	18,834,996

		$35,363,333

Electronic Equipment, Instruments & Components — 3.7%

Amphenol Corp., Class A	267,100	$19,559,733

		$19,559,733

Equity Real Estate Investment Trusts (REITs) — 4.1%

American Tower Corp.	81,273	$21,570,667

		$21,570,667

Health Care Equipment & Supplies — 6.9%

Danaher Corp.	119,440	$36,362,314

		$36,362,314

Insurance — 3.3%

Marsh & McLennan Cos., Inc.	112,738	$17,071,915

		$17,071,915

Interactive Media & Services — 11.9%

Alphabet, Inc., Class C(1)	14,322	$38,172,570

Facebook, Inc., Class A(1)	72,666	24,662,113

		$62,834,683

IT Services — 16.9%

Fiserv, Inc.(1)	178,067	$19,320,269

Gartner, Inc.(1)	51,219	15,564,430

Mastercard, Inc., Class A	60,320	20,972,058

Visa, Inc., Class A	149,847	33,378,419

		$89,235,176

Life Sciences Tools & Services — 6.7%

Thermo Fisher Scientific, Inc.	62,154	$35,510,445

		$35,510,445

Machinery — 3.0%

Xylem, Inc.	129,176	$15,976,488

		$15,976,488

Security	Shares	Value

Multiline Retail — 3.3%

Dollar General Corp.	82,613	$17,525,522

		$17,525,522

Pharmaceuticals — 4.2%

Zoetis, Inc.	114,784	$22,284,166

		$22,284,166

Professional Services — 7.1%

IHS Markit, Ltd.	138,982	$16,208,081

Verisk Analytics, Inc.	106,106	21,249,848

		$37,457,929

Software — 11.9%

Adobe, Inc.(1)	19,119	$11,007,191

Intuit, Inc.	34,075	18,383,803

Microsoft Corp.	119,087	33,573,007

		$62,964,001

Specialty Retail — 3.9%

TJX Cos., Inc. (The)	314,086	$20,723,394

		$20,723,394

Total Common Stocks (identified cost $336,970,946)		$509,271,754

Short-Term Investments — 4.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.05%(2)	21,928,052	$21,928,052

Total Short-Term Investments (identified cost $21,928,052)		$21,928,052

Total Investments — 100.5% (identified cost $358,898,998)		$531,199,806

Other Assets, Less Liabilities — (0.5)%		$(2,706,911)

Net Assets — 100.0%		$528,492,895

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Statement of Assets and Liabilities

Assets	September 30, 2021

Unaffiliated investments, at value (identified cost, $336,970,946)	$509,271,754

Affiliated investment, at value (identified cost, $21,928,052)	21,928,052

Dividends receivable	222,792

Dividends receivable from affiliated investment	1,145

Receivable for Fund shares sold	764,988

Total assets	$532,188,731

Liabilities

Payable for investments purchased	$2,551,158

Payable for Fund shares redeemed	626,436

Payable to affiliates:

Investment adviser fee	291,593

Distribution and service fees	47,893

Accrued expenses	178,756

Total liabilities	$3,695,836

Net Assets	$528,492,895

Sources of Net Assets

Paid-in capital	$345,484,979

Distributable earnings	183,007,916

Total	$528,492,895

Class A Shares

Net Assets	$70,817,903

Shares Outstanding	3,878,996

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$18.26

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$19.37

Class C Shares

Net Assets	$38,016,698

Shares Outstanding	2,303,368

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$16.50

Class I Shares

Net Assets	$419,658,294

Shares Outstanding	26,375,727

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$15.91

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Statement of Operations

Investment Income	Year Ended September 30, 2021

Dividends	$2,718,302

Dividends from affiliated investment	9,162

Total investment income	$2,727,464

Expenses

Investment adviser fee	$2,767,560

Distribution and service fees

Class A	147,313

Class C	344,564

Trustees’ fees and expenses	21,041

Custodian fee	101,303

Transfer and dividend disbursing agent fees	265,742

Legal and accounting services	43,925

Printing and postage	39,366

Registration fees	72,422

Miscellaneous	26,970

Total expenses	$3,830,206

Net investment loss	$(1,102,742)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$14,641,310

Investment transactions — affiliated investment	246

Net realized gain	$14,641,556

Change in unrealized appreciation (depreciation)

Investments	$88,877,064

Investments — affiliated investment	(188)

Net change in unrealized appreciation (depreciation)	$88,876,876

Net realized and unrealized gain	$103,518,432

Net increase in net assets from operations	$102,415,690

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment loss	$(1,102,742)	$(327,829)

Net realized gain	14,641,556	2,223,874

Net change in unrealized appreciation (depreciation)	88,876,876	62,313,924

Net increase in net assets from operations	$102,415,690	$64,209,969

Distributions to shareholders —

Class A	$(297,329)	$(52,041)

Class C	(193,944)	(20,820)

Class I	(1,869,445)	(316,561)

Total distributions to shareholders	$(2,360,718)	$(389,422)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$18,535,199	$31,597,700

Class C	6,856,359	19,661,797

Class I	195,085,822	275,752,936

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	286,856	49,668

Class C	193,795	20,604

Class I	1,866,715	316,509

Cost of shares redeemed

Class A	(14,151,893)	(31,884,538)

Class C	(6,936,419)	(3,080,018)

Class I	(127,319,620)	(144,884,149)

Net asset value of shares converted

Class A	758,196	150,057

Class C	(758,196)	(150,057)

Net increase in net assets from Fund share transactions	$74,416,814	$147,550,509

Net increase in net assets	$174,471,786	$211,371,056

Net Assets

At beginning of year	$354,021,109	$142,650,053

At end of year	$528,492,895	$354,021,109

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Financial Highlights

				Class A

	Year Ended September 30,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$14.260	$11.580		$11.320		$13.260		$12.880

Income (Loss) From Operations

Net investment loss(1)	$(0.065)	$(0.031)		$(0.008)		$(0.023)		$(0.003)

Net realized and unrealized gain	4.149	2.727		1.788		2.629		2.170

Total income from operations	$4.084	$2.696		$1.780		$2.606		$2.167

Less Distributions

From net realized gain	$(0.084)	$(0.016)		$(1.520)		$(4.546)		$(1.787)

Total distributions	$(0.084)	$(0.016)		$(1.520)		$(4.546)		$(1.787)

Net asset value — End of year	$18.260	$14.260		$11.580		$11.320		$13.260

Total Return(2)	28.75%	23.31	%(3)	18.91	%(3)	26.96	%(3)	19.35	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$70,818	$51,523		$42,531		$18,938		$19,896

Ratios (as a percentage of average daily net assets):

Expenses	1.03%	1.05	%(3)	1.10	%(3)	1.25	%(3)	1.27	%(3)

Net investment loss	(0.39)%	(0.25)%		(0.08)%		(0.21)%		(0.03)%

Portfolio Turnover	18%	23%		18%		14%		28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.19%, 0.27% and 0.13% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$12.990	$10.630		$10.590		$12.750		$12.540

Income (Loss) From Operations

Net investment loss(1)	$(0.171)	$(0.117)		$(0.082)		$(0.098)		$(0.095)

Net realized and unrealized gain	3.765	2.493		1.642		2.484		2.092

Total income from operations	$3.594	$2.376		$1.560		$2.386		$1.997

Less Distributions

From net realized gain	$(0.084)	$(0.016)		$(1.520)		$(4.546)		$(1.787)

Total distributions	$(0.084)	$(0.016)		$(1.520)		$(4.546)		$(1.787)

Net asset value — End of year	$16.500	$12.990		$10.630		$10.590		$12.750

Total Return(2)	27.78%	22.38	%(3)	18.02	%(3)	26.01	%(3)	18.41	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$38,017	$30,580		$9,245		$2,326		$2,194

Ratios (as a percentage of average daily net assets):

Expenses	1.78%	1.80	%(3)	1.83	%(3)	2.00	%(3)	2.02	%(3)

Net investment loss	(1.14)%	(1.01)%		(0.82)%		(0.96)%		(0.80)%

Portfolio Turnover	18%	23%		18%		14%		28%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.19%, 0.27% and 0.17% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$12.400	$10.050		$10.010		$12.210		$12.010

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.021)	$(0.000	)(2)	$0.017		$0.003		$0.024

Net realized and unrealized gain	3.615	2.368		1.543		2.343		1.993

Total income from operations	$3.594	$2.368		$1.560		$2.346		$2.017

Less Distributions

From net investment income	$—	$(0.001)		$—		$—		$(0.030)

From net realized gain	(0.084)	(0.017)		(1.520)		(4.546)		(1.787)

Total distributions	$(0.084)	$(0.018)		$(1.520)		$(4.546)		$(1.817)

Net asset value — End of year	$15.910	$12.400		$10.050		$10.010		$12.210

Total Return(3)	29.11%	23.60	%(4)	19.22	%(4)	27.21	%(4)	19.58	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$419,658	$271,918		$90,874		$7,150		$7,826

Ratios (as a percentage of average daily net assets):

Expenses	0.78%	0.80	%(4)	0.82	%(4)	1.00	%(4)	1.02	%(4)

Net investment income (loss)	(0.14)%	(0.00	)%(5)	0.18%		0.03%		0.21%

Portfolio Turnover	18%	23%		18%		14%		28%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.05%, 0.19%, 0.27% and 0.16% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Amount is less than (0.005)%.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital Focused Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the

15

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Notes to Financial Statements — continued

defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:

	Year Ended September 30,
	2021	2020

Ordinary income	$804,726	$35,568

Long-term capital gains	$1,555,992	$353,854

During the year ended September 30, 2021, distributable earnings was decreased by $1,449,760 and paid-in capital was increased by $1,449,760 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$37,899

Undistributed long-term capital gains	12,225,241

Net unrealized appreciation	170,744,776

Distributable earnings	$183,007,916

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$360,455,030

Gross unrealized appreciation	$170,744,776

Gross unrealized depreciation	—

Net unrealized appreciation	$170,744,776

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took

16

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Notes to Financial Statements — continued

effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.650%

$500 million but less than $1 billion	0.625%

$1 billion but less than $2.5 billion	0.600%

$2.5 billion and over	0.575%

For the year ended September 30, 2021, the investment adviser fee amounted to $2,767,560 or 0.65% of the Fund’s average daily net assets. EVM, an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, serves as administrator of the Fund, but receives no compensation.

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new investment sub-advisory agreement with Atlanta Capital, which took effect on March 1, 2021. BMR pays Atlanta Capital a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after January 31, 2022. Pursuant to this agreement, EVM and Atlanta Capital reimbursed no operating expenses for the year ended September 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, EVM earned $22,842 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $20,051 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2021 amounted to $147,313 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2021, the Fund paid or accrued to EVD $258,423 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2021 amounted to $86,141 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is

17

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Notes to Financial Statements — continued

based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2021, the Fund was informed that EVD received less than $100 and approximately $8,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $132,307,061 and $72,938,121, respectively, for the year ended September 30, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2021	2020

Sales	1,091,659	2,598,542

Issued to shareholders electing to receive payments of distributions in Fund shares	18,639	4,206

Redemptions	(892,790)	(2,673,204)

Converted from Class C shares	47,805	11,395

Net increase (decrease)	265,313	(59,061)

	Year Ended September 30,
Class C	2021	2020

Sales	462,336	1,765,571

Issued to shareholders electing to receive payments of distributions in Fund shares	13,843	1,903

Redemptions	(473,742)	(270,935)

Converted to Class A shares	(52,592)	(12,458)

Net increase (decrease)	(50,155)	1,484,081

	Year Ended September 30,
Class I	2021	2020

Sales	13,374,982	26,551,307

Issued to shareholders electing to receive payments of distributions in Fund shares	139,515	30,879

Redemptions	(9,059,721)	(13,700,568)

Net increase	4,454,776	12,881,618

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.

18

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At September 30, 2021, the value of the Fund’s investment in affiliated funds was $21,928,052, which represents 4.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$9,923,038	$165,433,017	$(153,428,061)	$246	$(188)	$21,928,052	$9,162	21,928,052

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$509,271,754	*	$—	$—	$509,271,754

Short-Term Investments	—		21,928,052	—	21,928,052

Total Investments	$509,271,754		$21,928,052	$—	$531,199,806

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

19

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Focused Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2021, the Fund designates approximately $2,319,505, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $13,672,453 or, if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

22

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

23

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

24

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

26

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1451    9.30.21

Eaton Vance

Atlanta Capital Select Equity Fund

Annual Report

September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2021

Eaton Vance

Atlanta Capital Select Equity Fund

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began October 1, 2020 was notable for an equity rally that began in November 2020, paused in January 2021, and then continued through the following summer. In the final month of the period, however, negative economic news overwhelmed the investor optimism that had driven markets for much of the period. In September 2021, the broad-market S&P 500® Index endured its worst month since March 2020, and many other U.S. indexes declined as well.

Nonetheless, for the period as a whole, broad U.S. indexes generally posted strong double-digit returns as investors cheered the reopening of businesses that had been affected by the COVID-19 pandemic and the rollout of several highly effective vaccines.

The virus, however, continued to have a firm grip on the U.S. and global economies. Disease rates advanced and declined with third and fourth waves of COVID infections. Worker shortages led to global supply chain issues. From computer chips to shipping containers, scarcities of key items led to temporary factory shutdowns, empty store shelves, and car dealerships short of vehicles to sell. Those shortages — combined with high demand from consumers eager to spend money they had saved earlier in the pandemic — led to higher year-over-year inflation than the U.S. economy had seen in years. Although U.S. Federal Reserve (the Fed) Chairman Jerome Powell and U.S. Treasury Secretary Janet Yellen expressed the view that inflation would likely be transitory, inflation nonetheless became a key concern for investors during the period.

While the last month of the period began auspiciously — with both the S&P 500® Index and Nasdaq Composite Index closing at all-time highs in the first days of September — the news for investors quickly turned negative. The U.S. Labor Department’s release of August job numbers showed that only 235,000 jobs had been created — a significant slowdown from earlier in the summer. COVID-19 infections rose again across the U.S. After its September meeting, the Fed indicated it might start to taper its bond purchases — which had stimulated the economy earlier — and possibly raise interest rates in 2022, a year sooner than it had previously projected. This combination of factors led investors to abandon — at least temporarily — the optimistic attitude that had driven stock prices upward during most of the period.

Despite a rough September, major U.S. indexes delivered double-digit returns for the one-year period as a whole. The S&P 500® Index, a broad measure of U.S. stocks, returned 30.00%; the blue-chip Dow Jones Industrial Average® was up 24.15%; and the technology-laden Nasdaq Composite Index rose 30.26%. Large-cap U.S. stocks, as measured by the Russell 1000® Index, underperformed their small-cap counterparts, as measured by the Russell 2000® Index, and value stocks outperformed growth stocks across the market-cap spectrum during the period.

Fund Performance

For the 12-month period ended September 30, 2021, Atlanta Capital Select Equity Fund (the Fund) returned 25.32% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Index (the Index), which returned 30.96%.

Generally, the Fund seeks to invest in high-quality companies. High-quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. During the period, stocks of lower quality companies — both aggressive growth and deep cyclical value — outperformed those of high-quality companies.

On an individual stock basis, the largest detractors from Fund performance versus the Index were overweight positions relative to the Index in Global Payments, Inc. (Global Payments) and Fiserv, Inc. (Fiserv). Both firms provide payment technology services to merchants and credit card issuers. Growing concerns over competition from financial technology startups weighed on both stocks during the period. In addition, both firms do a large part of their business with brick-and-mortar merchants. As the pandemic lasted longer than initially expected and many employees continued to work and shop from home, concerns about the recovery of in-person shopping also dragged on both stocks. As a result, Global Payments’ stock returns declined during the period and Fiserv’s stock returns underperformed the Index.

On a sector basis, key detractors from performance versus the Index included stock selections in the information technology and financials sectors, and the Fund’s lack of holdings in the energy sector, which rebounded during the period as energy demand recovered from pandemic-induced lows in early 2020. The Fund typically has had little to no exposure to the energy sector, which has historically exhibited lower quality characteristics, such as volatile earnings and relatively low return on invested capital.

In contrast, the largest contributors to Fund performance versus the Index on an individual stock basis were overweight positions in Gartner, Inc. (Gartner) and U.S. Bancorp.

Gartner, which was added to the Fund in the second quarter of 2021, provides technology research and business consulting services. Early in the pandemic, investors were concerned that Gartner’s core advisory business and its conference business would slow significantly. However, Gartner’s revenues declined less than investors expected, while the company also did a better-than-expected job of controlling expenses. When business increased again with the economic recovery, Gartner continued to control expenses and delivered better earnings than analysts projected. Its stock price appreciated sharply during the period and the Fund’s overweight position helped relative returns.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Management’s Discussion of Fund Performance1 — continued

U.S. Bancorp provides commercial and retail banking services. Its stock performed strongly during the period as investors expected rising interest rates might increase U.S. Bancorp’s earnings.

On a sector basis, key contributors to performance versus the Index included stock selections in the communication services sector; stock selections and an underweight position in the consumer staples sector; and avoiding the utilities sector, which underperformed the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Performance2,3

Portfolio Managers William O. Bell IV, CFA, W. Matthew Hereford, CFA and Charles B. Reed, CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	01/03/2012	01/03/2012	25.32%	15.51%	14.69%
Class A with 5.75% Maximum Sales Charge	—	—	18.10	14.16	13.99
Class C at NAV	03/19/2013	01/03/2012	24.35	14.64	13.93
Class C with 1% Maximum Sales Charge	—	—	23.35	14.64	13.93
Class I at NAV	01/03/2012	01/03/2012	25.64	15.80	14.97
Class R6 at NAV	02/01/2017	01/03/2012	25.66	15.85	14.99

Russell 1000® Index	—	—	30.96%	17.10%	15.71%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6

Gross		1.06%	1.81%	0.81%	0.76
Net		1.05	1.80	0.80	0.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	01/03/2012	$35,662	N.A.
Class I	$250,000	01/03/2012	$973,654	N.A.
Class R6	$1,000,000	01/03/2012	$3,903,361	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

White Mountains Insurance Group, Ltd.	7.1%

Fiserv, Inc.	5.8

TJX Cos., Inc. (The)	5.7

Alphabet, Inc., Class C	5.4

Markel Corp.	4.6

CDW Corp.	4.3

Teleflex, Inc.	4.0

Cooper Cos., Inc. (The)	3.9

Global Payments, Inc.	3.8

U.S. Bancorp	3.6

Total	48.2%

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, if applicable, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

6

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 – September 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,047.10	$5.23	1.02%
Class C	$1,000.00	$1,043.10	$9.07	1.77%
Class I	$1,000.00	$1,048.50	$3.95	0.77%
Class R6	$1,000.00	$1,048.70	$3.75	0.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.17	1.02%
Class C	$1,000.00	$1,016.20	$8.95	1.77%
Class I	$1,000.00	$1,021.20	$3.90	0.77%
Class R6	$1,000.00	$1,021.40	$3.70	0.73%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.

7

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Portfolio of Investments

Common Stocks — 97.4%
Security	Shares	Value

Banks — 3.6%

U.S. Bancorp	580,342	$34,495,528

		$34,495,528

Beverages — 3.2%

Diageo PLC ADR(1)	162,440	$31,350,920

		$31,350,920

Chemicals — 3.2%

Sherwin-Williams Co. (The)	110,333	$30,863,450

		$30,863,450

Construction Materials — 2.5%

Martin Marietta Materials, Inc.	70,031	$23,928,192

		$23,928,192

Containers & Packaging — 1.9%

Ball Corp.	201,207	$18,102,594

		$18,102,594

Electrical Equipment — 2.0%

AMETEK, Inc.	159,612	$19,793,484

		$19,793,484

Electronic Equipment, Instruments & Components — 4.3%

CDW Corp.	228,460	$41,584,289

		$41,584,289

Food Products — 1.6%

Nestle S.A. ADR	126,951	$15,260,780

		$15,260,780

Health Care Equipment & Supplies — 15.1%

Cooper Cos., Inc. (The)	92,042	$38,041,879

Danaher Corp.	62,667	19,078,342

DENTSPLY SIRONA, Inc.	370,939	21,533,009

STERIS PLC	138,829	28,359,988

Teleflex, Inc.	103,542	38,988,740

		$146,001,958

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.7%

Aramark	793,554	$26,076,184

		$26,076,184

Insurance — 11.7%

Markel Corp.(2)	37,401	$44,699,057

White Mountains Insurance Group, Ltd.	63,540	67,963,020

		$112,662,077

Interactive Media & Services — 5.4%

Alphabet, Inc., Class C(2)	19,517	$52,018,855

		$52,018,855

IT Services — 19.5%

Fiserv, Inc.(2)	512,911	$55,650,843

Gartner, Inc.(2)	111,716	33,948,258

Global Payments, Inc.	235,789	37,155,631

GoDaddy, Inc., Class A(2)	473,007	32,968,588

Visa, Inc., Class A	127,804	28,468,341

		$188,191,661

Life Sciences Tools & Services — 2.5%

Thermo Fisher Scientific, Inc.	42,700	$24,395,791

		$24,395,791

Professional Services — 4.3%

TransUnion	214,265	$24,064,102

Verisk Analytics, Inc.	89,486	17,921,361

		$41,985,463

Software — 1.7%

Autodesk, Inc.(2)	57,135	$16,293,188

		$16,293,188

Specialty Retail — 12.2%

O’Reilly Automotive, Inc.(2)	50,945	$31,130,452

Ross Stores, Inc.	293,218	31,916,779

TJX Cos., Inc. (The)	833,014	54,962,264

		$118,009,495

Total Common Stocks (identified cost $592,338,984)		$941,013,909

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Portfolio of Investments — continued

Short-Term Investments — 2.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.05%(3)	26,588,827	$26,588,827

Total Short-Term Investments (identified cost $26,588,827)		$26,588,827

Total Investments — 100.2% (identified cost $618,927,811)		$967,602,736

Other Assets, Less Liabilities — (0.2)%		$(1,487,917)

Net Assets — 100.0%		$966,114,819

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at September 30, 2021. The aggregate market value of securities on loan at September 30, 2021 was $57,900.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.

Abbreviations:

ADR	–	American Depositary Receipt

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Statement of Assets and Liabilities

Assets	September 30, 2021

Unaffiliated investments, at value including $57,900 of securities on loan (identified cost, $592,338,984)	$941,013,909

Affiliated investment, at value (identified cost, $26,588,827)	26,588,827

Dividends receivable	738,864

Dividends receivable from affiliated investment	653

Receivable for Fund shares sold	1,412,116

Securities lending income receivable	133

Tax reclaims receivable	232,540

Total assets	$969,987,042

Liabilities

Payable for Fund shares redeemed	$2,908,501

Payable to affiliates:

Investment adviser and administration fee	573,949

Distribution and service fees	62,914

Accrued expenses	326,859

Total liabilities	$3,872,223

Net Assets	$966,114,819

Sources of Net Assets

Paid-in capital	$557,786,664

Distributable earnings	408,328,155

Total	$966,114,819

Class A Shares

Net Assets	$87,943,384

Shares Outstanding	2,689,505

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$32.70

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$34.69

Class C Shares

Net Assets	$51,205,709

Shares Outstanding	1,679,756

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$30.48

Class I Shares

Net Assets	$799,388,420

Shares Outstanding	23,864,062

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$33.50

Class R6 Shares

Net Assets	$27,577,306

Shares Outstanding	821,188

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$33.58

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Statement of Operations

Investment Income	Year Ended September 30, 2021

Dividends (net of foreign taxes, $54,225)	$6,277,053

Dividends from affiliated investment	15,733

Securities lending income, net	3,502

Total investment income	$6,296,288

Expenses

Investment adviser and administration fee	$6,959,522

Distribution and service fees

Class A	217,350

Class C	526,124

Trustees’ fees and expenses	50,992

Custodian fee	242,914

Transfer and dividend disbursing agent fees	450,785

Legal and accounting services	51,092

Printing and postage	48,268

Registration fees	72,746

Miscellaneous	48,625

Total expenses	$8,668,418

Net investment loss	$(2,372,130)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$70,857,204

Investment transactions — affiliated investment	(978)

Net realized gain	$70,856,226

Change in unrealized appreciation (depreciation) —

Investments	$156,337,789

Net change in unrealized appreciation (depreciation)	$156,337,789

Net realized and unrealized gain	$227,194,015

Net increase in net assets from operations	$224,821,885

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment loss	$(2,372,130)	$(655,843)

Net realized gain	70,856,226	41,128,426

Net change in unrealized appreciation (depreciation)	156,337,789	13,278,974

Net increase in net assets from operations	$224,821,885	$53,751,557

Distributions to shareholders —

Class A	$(2,687,345)	$(710,247)

Class C	(1,737,010)	(372,027)

Class I	(26,777,021)	(5,067,461)

Class R6	(763,567)	(240,915)

Total distributions to shareholders	$(31,964,943)	$(6,390,650)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$17,584,045	$30,894,593

Class C	9,927,398	24,061,229

Class I	201,933,866	525,718,724

Class R6	5,859,379	12,806,672

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,234,863	592,067

Class C	1,275,972	264,400

Class I	19,796,272	3,938,288

Class R6	690,573	217,601

Cost of shares redeemed

Class A	(24,430,795)	(41,799,756)

Class C	(11,644,608)	(11,394,433)

Class I	(335,877,698)	(285,152,500)

Class R6	(5,227,204)	(12,371,668)

Net asset value of shares converted

Class A	3,796,079	1,523,888

Class C	(3,796,079)	(1,523,888)

Net increase (decrease) in net assets from Fund share transactions	$(117,877,937)	$247,775,217

Net increase in net assets	$74,979,005	$295,136,124

Net Assets

At beginning of year	$891,135,814	$595,999,690

At end of year	$966,114,819	$891,135,814

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Financial Highlights

	Class A

	Year Ended September 30,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$26.970	$25.680		$23.050		$19.980		$17.590

Income (Loss) From Operations

Net investment loss(1)	$(0.127)	$(0.071)		$(0.030)		$(0.051)		$(0.034)

Net realized and unrealized gain	6.841	1.612		3.567		3.448		2.427

Total income from operations	$6.714	$1.541		$3.537		$3.397		$2.393

Less Distributions

From net realized gain	$(0.984)	$(0.251)		$(0.907)		$(0.327)		$(0.003)

Total distributions	$(0.984)	$(0.251)		$(0.907)		$(0.327)		$(0.003)

Net asset value — End of year	$32.700	$26.970		$25.680		$23.050		$19.980

Total Return(2)	25.32%	6.03	%(3)	16.23	%(3)	17.20	%(3)	13.67	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$87,943	$72,953		$78,208		$46,288		$84,692

Ratios (as a percentage of average daily net assets):

Expenses	1.03%	1.05	%(3)	1.05	%(3)	1.05	%(3)	1.10	%(3)

Net investment loss	(0.40)%	(0.28)%		(0.13)%		(0.24)%		(0.18)%

Portfolio Turnover	11%	18%		18%		3%		14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.04% and 0.07% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Financial Highlights — continued

	Class C

	Year Ended September 30,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$25.390	$24.360		$22.080		$19.290		$17.110

Income (Loss) From Operations

Net investment loss(1)	$(0.341)	$(0.246)		$(0.195)		$(0.196)		$(0.168)

Net realized and unrealized gain	6.415	1.527		3.382		3.313		2.351

Total income from operations	$6.074	$1.281		$3.187		$3.117		$2.183

Less Distributions

From net realized gain	$(0.984)	$(0.251)		$(0.907)		$(0.327)		$(0.003)

Total distributions	$(0.984)	$(0.251)		$(0.907)		$(0.327)		$(0.003)

Net asset value — End of year	$30.480	$25.390		$24.360		$22.080		$19.290

Total Return(2)	24.35%	5.28	%(3)	15.32	%(3)	16.36	%(3)	12.76	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$51,206	$46,117		$32,809		$24,222		$22,588

Ratios (as a percentage of average daily net assets):

Expenses	1.78%	1.80	%(3)	1.80	%(3)	1.80	%(3)	1.85	%(3)

Net investment loss	(1.16)%	(1.01)%		(0.89)%		(0.96)%		(0.93)%

Portfolio Turnover	11%	18%		18%		3%		14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.04% and 0.07% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Financial Highlights — continued

	Class I

	Year Ended September 30,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$27.540	$26.150		$23.400		$20.220		$17.760

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.052)	$(0.002)		$0.028		$0.009		$0.015

Net realized and unrealized gain	6.996	1.643		3.629		3.498		2.448

Total income from operations	$6.944	$1.641		$3.657		$3.507		$2.463

Less Distributions

From net realized gain	$(0.984)	$(0.251)		$(0.907)		$(0.327)		$(0.003)

Total distributions	$(0.984)	$(0.251)		$(0.907)		$(0.327)		$(0.003)

Net asset value — End of year	$33.500	$27.540		$26.150		$23.400		$20.220

Total Return(2)	25.64%	6.30	%(3)	16.51	%(3)	17.49	%(3)	13.93	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$799,388	$750,584		$464,862		$294,066		$252,429

Ratios (as a percentage of average daily net assets):

Expenses	0.78%	0.80	%(3)	0.80	%(3)	0.80	%(3)	0.85	%(3)

Net investment income (loss)	(0.16)%	(0.01)%		0.12%		0.04%		0.08%

Portfolio Turnover	11%	18%		18%		3%		14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.04% and 0.07% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

15	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Financial Highlights — continued

	Class R6

	Year Ended September 30,							Period Ended September 30, 2017(1)
	2021	2020		2019		2018

Net asset value — Beginning of period	$27.600	$26.190		$23.420		$20.230		$18.230

Income (Loss) From Operations

Net investment income (loss)(2)	$(0.037)	$0.011		$0.039		$0.025		$0.040

Net realized and unrealized gain	7.001	1.650		3.638		3.492		1.960

Total income from operations	$6.964	$1.661		$3.677		$3.517		$2.000

Less Distributions

From net realized gain	$(0.984)	$(0.251)		$(0.907)		$(0.327)		$—

Total distributions	$(0.984)	$(0.251)		$(0.907)		$(0.327)		$—

Net asset value — End of period	$33.580	$27.600		$26.190		$23.420		$20.230

Total Return(3)	25.66%	6.37	%(4)	16.58	%(4)	17.59	%(4)	10.97	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,577	$21,482		$20,121		$14,603		$11

Ratios (as a percentage of average daily net assets):

Expenses	0.74%	0.75	%(4)	0.75	%(4)	0.75	%(4)	0.75	%(4)(6)

Net investment income (loss)	(0.11)%	0.04%		0.17%		0.11%		0.32	%(6)

Portfolio Turnover	11%	18%		18%		3%		14	%(7)

(1)	For the period from the commencement of operations, February 1, 2017, to September 30, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.04% and 0.06% of average daily net assets for the years ended September 30, 2020, 2019, 2018 and the period from the commencement of operations, February 1, 2017, to September 30, 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the Fund’s year ended September 30, 2017.

16	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital Select Equity Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

17

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:

	Year Ended September 30,
	2021	2020

Ordinary income	$1,689,719	$536,367

Long-term capital gains	$30,275,224	$5,854,283

During the year ended September 30, 2021, distributable earnings was decreased by $9,073,831 and paid-in capital was increased by $9,073,831 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$15,788,926

Undistributed long-term capital gains	44,085,962

Net unrealized appreciation	348,453,267

Distributable earnings	$408,328,155

The cost and unrealized appreciation (depreciation) of investments of the Fund, at September 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$619,149,469

Gross unrealized appreciation	$355,015,444

Gross unrealized depreciation	(6,562,177)

Net unrealized appreciation	$348,453,267

18

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.700%

$500 million but less than $1 billion	0.675%

$1 billion but less than $2.5 billion	0.650%

$2.5 billion but less than $5 billion	0.630%

$5 billion and over	0.615%

For the year ended September 30, 2021, the investment adviser and administration fee amounted to $6,959,522 or 0.69% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new investment sub-advisory agreement with Atlanta Capital, which took effect on March 1, 2021. EVM pays Atlanta Capital a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 0.80% and 0.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after January 31, 2022. Pursuant to this agreement, EVM and Atlanta Capital reimbursed no operating expenses for the year ended September 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, EVM earned $9,475 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,749 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM and EVD, also received a portion of the sales charge on sales of Class A shares from March 1, 2021 through September 30, 2021 in the amount of $3,475. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2021 amounted to $217,350 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2021, the Fund paid or accrued to EVD $394,593 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2021 amounted to $131,531 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

19

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2021, the Fund was informed that EVD received approximately $5,000 and $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $110,824,870 and $264,040,869, respectively, for the year ended September 30, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2021	2020

Sales	564,384	1,206,068

Issued to shareholders electing to receive payments of distributions in Fund shares	76,379	22,486

Redemptions	(779,130)	(1,631,151)

Converted from Class C shares	123,089	61,397

Net decrease	(15,278)	(341,200)

	Year Ended September 30,
Class C	2021	2020

Sales	349,508	1,005,442

Issued to shareholders electing to receive payments of distributions in Fund shares	46,483	10,606

Redemptions	(401,407)	(481,234)

Converted to Class A shares	(131,266)	(65,053)

Net increase (decrease)	(136,682)	469,761

	Year Ended September 30,
Class I	2021	2020

Sales	6,366,900	20,519,960

Issued to shareholders electing to receive payments of distributions in Fund shares	661,861	146,787

Redemptions	(10,416,640)	(11,192,686)

Net increase (decrease)	(3,387,879)	9,474,061

	Year Ended September 30,
Class R6	2021	2020

Sales	187,271	490,778

Issued to shareholders electing to receive payments of distributions in Fund shares	23,042	8,098

Redemptions	(167,490)	(488,814)

Net increase	42,823	10,062

20

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Notes to Financial Statements — continued

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2021. Effective October 26, 2021, the Fund renewed its line of credit agreement, which expires October 25, 2022, at substantially the same terms.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At September 30, 2021, the value of the securities loaned (all common stock) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $57,900 and $58,630, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

10  Investments in Affiliated Funds

At September 30, 2021, the value of the Fund’s investment in affiliated funds was $26,588,827, which represents 2.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$23,292,874	$242,986,947	$(239,690,016)	$(978)	$—	$26,588,827	$15,733	26,588,827

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

21

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$941,013,909	*	$—	$—	$941,013,909

Short-Term Investments	—		26,588,827	—	26,588,827

Total Investments	$941,013,909		$26,588,827	$—	$967,602,736

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

22

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Select Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2021, the Fund designates approximately $6,329,213, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2021 ordinary income dividends, 99.98% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2021, $50,768,091 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

25

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

26

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

27

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2021

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

29

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5748    9.30.21

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Atlanta Capital Focused Growth Fund, Eaton Vance Atlanta Capital Select Equity Fund and Eaton Vance Atlanta Capital SMID-Cap Fund, (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 11 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2020 and September 30, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Atlanta Capital Focused Growth Fund

Fiscal Years Ended	9/30/20	9/30/21
Audit Fees	$32,250	$28,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,857	$10,682
All Other Fees(3)	$0	$0

Total	$43,107	$38,732

Eaton Vance Atlanta Capital Select Equity Fund

Fiscal Years Ended	9/30/20	9/30/21
Audit Fees	$30,150	$27,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,237	$9,712
All Other Fees(3)	$0	$0

Total	$40,387	$36,762

Eaton Vance Atlanta Capital SMID-Cap Fund

Fiscal Years Ended	9/30/20	9/30/21
Audit Fees	$49,350	$39,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,382	$16,007
All Other Fees(3)	$0	$0

Total	$66,732	$55,357

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (February 28, August 31, September 30, or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/19	2/29/20	8/31/20	9/30/20	11/30/20	2/28/21	8/31/21	9/30/21
Audit Fees	$56,900	$56,100	$187,200	$111,750	$56,900	$56,100	$163,600	$94,450
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$25,796	$21,460	60,311	$38,476	$21,701	$18,840	$54,036	$36,401
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0

Total	$82,696	$77,560	$247,511	$150,226	$78,601	$74,940	$217,636	$130,851

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/19	2/29/20	8/31/20	9/30/20	11/30/20	2/28/21	8/31/21	9/30/21
Registrant(1)	$25,796	$21,460	$60,311	$38,476	$21,701	$18,840	$54,036	$36,401
Eaton Vance(2)	$59,903	$59,903	$51,800	$51,800	$51,800	$150,300	$150,300	$51,800

(1)	Includes all of the Series of the Trust.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	November 22, 2021